SEVENTH MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT


	    THIS SEVENTH MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT (this "Agreement") dated as of the 16th day of April, 1996, by and between ENCORE COMPUTER U.S., INC., a Delaware corporation, having an office at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33340-9148 ("Mortgagor") and GOULD ELECTRONICS INC., an Ohio corporation, having an office at 35129 Curtis Boulevard, Eastlake, Ohio 44095 ("Mortgagee").

			       R E C I T A L S:

	    WHEREAS, Mortgagee is the holder of that certain Mortgage and Security Agreement, dated as of March 23, 1990, recorded in Official Records Book 3051, Page 3289 of the Public Records of Brevard County, Florida, as modified by that certain Mortgage Modification Agreement, dated as of January 28, 1991, recorded in Official Records Book 3107, Page 2896, of the Public Records of Brevard County, Florida, as further modified and spread by that certain Mortgage Modification and Spreader Agreement, dated as of May 23, 1991, recorded in Official Records Book 3130, Page 1566 of the Public Records of Brevard County, Florida and in Official Records Book 18445, Page 368 of the Public Records of Broward County, Florida, as further modified by that certain Third Modification of Mortgage and Security Agreement, dated as of March 31, 1992, recorded in the Official Records Book 3211, Page 3802 of the Public Records of Brevard County, Florida and in Official Records Book 19636, Page 63 of the Public Records of Broward County, Florida, as further modified by that certain Fourth Modification of Mortgage and Security Agreement recorded in Official Records Book 3452, Page 4683 of the Public Records of Brevard County, Florida and in the Official Records Book 23342, Page 713 of the Public Records of Broward County, Florida, as further modified by that certain Fifth Modification of Mortgage and Security Agreement recorded in Official Records Book 3469, Page 1604 of the Public Records of Brevard County, Florida and in the Official Records Book 23,879, Page 258 of the Public Records of Broward County, Florida and as further modified by that certain Sixth Modification of Mortgage and Security Agreement recorded in Official Records Book 3502, Page 4025 of the Public Records of Brevard County, Florida and in the Official Records Book 23,879, Page 282 of the Public Records of Broward County, Florida (collectively, the "Mortgage"), which Mortgage was assigned by Gould Inc. to Mortgagee pursuant to the terms of that certain Assignment of Mortgage dated as of January 31, 1994, recorded in Official Records Book 3452, Page 4680 of the Public Records of Brevard County, Florida and in Official Records Book 23238, Page 406 of the Public Records of Broward County, Florida;

	    WHEREAS, Encore Computer Corporation ("ECC") and Gould Inc. ("Gould") have entered into an Amended and Restated Loan Agreement dated as of March 31, 1992 (the "Amended and Restated Loan Agreement"), amending and restating in its entirety that certain Revolving Loan Agreement, dated as of January 28, 1991, as amended by a letter agreement dated April 12, 1991, and by a First Amendment to Revolving Loan Agreement dated as of May 23, 1991 (collectively, the "Revolving Loan Agreement"). Pursuant to the Amended and Restated Loan Agreement, Mortgagee agreed, among other things, to (i) convert the principal amount outstanding under the revolving loan facility provided for in the Revolving Loan Agreement to a term loan ("Term Loan") as evidenced by two (2) Renewal Term Notes, each dated as of March 31, 1992, and each in the principal amount of $25,000,000, made by ECC payable to the order of Gould (the "Renewal Term Notes") and (ii) establish a new revolving credit facility for the benefit of ECC as evidenced by a certain Second Amended and Restated Revolving Loan Note, dated March 31, 1992 in the principal amount of $10,000,000 made by ECC to Gould ("Second Amended and Restated Revolving Loan Note");

	    WHEREAS,  ECC  and Gould have heretofore entered into the following amendments to the Amended and Restated Loan Agreement: (i) First Amendment to the Revolving Loan Agreement, dated October 5, 1992, whereby the maximum amount of the revolving credit facility was increased to $15,000,000, as evidenced by that certain Third Amended and Restated Revolving Note, dated October 5, 1992 in the principal amount of $15,000,000, (ii) Amendment Agreement, dated April 12, 1993, whereby the maximum amount of the revolving credit facility was increased to $35,000,000, as evidenced by that certain Fourth Amended and Restated Loan Note, dated April 1, 1993, in the principal amount of $35,000,000 ("April, 1993 Credit Facility") and (iii) Amendment to Loan Agreement, dated as of April 11, 1994, whereby the maximum amount of the revolving credit facility was increased to $50,000,000, as evidenced by that certain Fifth Amended and Restated Revolving Loan Note dated April 11, 1994 (the "Fifth Amended and Restated Revolving Note") in the principal amount of $50,000,000;+
Purchase Agreement, dated as of February 3, 1994, pursuant to which (i) the entire outstanding principal balance of the Term Loan in the amount of $50,000,000 and (ii) $15,394,645.67 of the entire outstanding principal balance due under the April, 1993 Credit Facility, as well as $34,615,354.33 of unsecured loans not specifically made under the Amended and Restated Loan
Agreement, were exchanged by Gould for shares of stock of ECC (the "Recapitalization"). Immediately following the Recapitalization approximately $19,100,000 remained outstanding under the April, 1993 Credit Facility;

	    WHEREAS, ECC and Mortgagee have heretofore entered into an Uncommitted Loan Agreement (the "Uncommitted Loan Agreement"), dated as of December 21, 1994, whereby Mortgagee made a series of loans to ECC in the aggregate principal amount of $55,000,000 (the "Uncommitted Loan"). The Uncommitted Loan was originally evidenced by a Master Term Note dated December 21, 1994 in the principal amount of $55,000,000 ("Master Note"), which Master Note was partially replaced and substituted for by the following Monthly Term Notes (each a "Monthly Term Note") as provided by the terms of the Uncommitted Loan Agreement: (i) Monthly Term Note, dated December 21, 1994, in the principal amount of $9,479,679.47, (ii) Monthly Term Note, dated December 21, 1994, in the principal amount of $9,879,978.83, (iii) Monthly Term Note, dated December 21, 1994, in the principal amount of $10,166,254.35, (iv) Monthly Term Note, dated December 21, 1994, in the principal amount of $8,262,450.24, (v) Monthly Term Note, dated December 31, 1994, in the principal amount of $632,340.27, (vi) Monthly Term Note, dated January 31, 1995, in the principal amount of $7,632,619.45 and (vii) Monthly Term Note, dated February 28, 1995, in the principal amount of $5,607,778.78;

	    WHEREAS, ECC and Mortgagee have heretofore entered into that certain Master Purchase Agreement dated as of March 17, 1995, whereby the entire indebtedness evidenced by the Fifth Amended and Restated Revolving Loan Note was exchanged by Mortgagee for shares of Series F Convertible Preferred Stock of ECC;

	    WHEREAS, ECC and Mortgagee have heretofore entered into that certain Amended and Restated Credit Agreement (the "March '95 Credit Agreement"), dated as of March 17, 1995, whereby Mortgagee agreed to amend and restate the Uncommitted Loan Agreement in its entirety and make certain revolving credit loans to ECC not to exceed in the principal aggregate amount $25,000,000. The obligations due under the March '95 Credit Agreement were originally evidenced by a Master Revolving Note, dated March 17, 1995, in the principal amount of $25,000,000 (the "Master March '95 Revolving Note"), which Master March '95 Revolving Note was partially replaced and substituted for by the following Monthly Revolving Term Notes (each a "Monthly March '95 Revolving Term Note") as provided by the terms of the March '95 Credit Agreement: (i) Monthly Revolving Term Note, dated April 1, 1995 in the principal amount of $902,250.00, (ii) Monthly Revolving Term Note, dated May 1, 1995 in the principal amount of $4,322,722.22, (iii) Monthly Revolving Term Note, dated June 1, 1995, in the principal amount of $4,222,222.23, (iv) Monthly Revolving Term Note, dated July 1, 1995, in the principal amount of $4,413,277.78 and (v) Monthly Revolving Term Note, dated August 1, 1995, in the principal amount of $5,318,850.00;

	    WHEREAS, ECC and Mortgagee have heretofore entered into that certain Master Purchase Agreement, dated as of August 17, 1995, whereby the entire indebtedness evidenced by the Master Note and each of the Monthly Term Notes, in the principal aggregate amount of $55,000,000, was exchanged by Mortgagee for shares of Series G Convertible Preferred Stock of ECC;

	    WHEREAS, ECC and Mortgagee have heretofore entered into that certain Second Amended and Restated Credit Agreement, dated as of August 17, 1995 (the "August '95 Credit Agreement"), whereby Mortgagee and ECC have agreed to amend and restate the March '95 Credit Agreement in its entirety. Pursuant to the terms of the August '95 Credit Agreement (i) Mortgagee shall remain obligated to provide ECC with up to a $25,000,000 revolving line of credit ("August '95 Revolving Loan"), and (ii) Mortgagee shall have no obligation to, but may, in its absolute and sole discretion, loan up to $20,000,000 to ECC to
provide  funds  which  ECC  may   use   for  general  corporate  purposes  (the
"Uncommitted Loan"). To the extent Mortgagee elects to advance any funds to ECC upon ECC's request under the Uncommitted Loan, such obligations shall be evidenced by a Master Uncommitted Loan Note (as such term is defined in the August '95 Credit Agreement) and certain Monthly Uncommitted Loan Notes (as
such term is defined in the August '95 Credit Agreement).   Further pursuant to+
Note shall be replaced by a certain Master Revolving Note, dated August 17, 1995 (the "Master August '95 Revolving Note") in the principal amount of $25,000,000, and each Monthly March '95 Revolving Term Notes shall be replaced
by the following  five  (5)  Notes:   Monthly  Revolving Term Note, dated as of
April 1, 1995 in the principal amount of $902,250.00, Monthly Revolving Term Note, dated as of May 1, 1995 in the principal amount of $4,322,722.22, Monthly Revolving Term Note, dated as of June 1, 1995 in the principal amount of $4,222,222.23, Monthly Revolving Term Note, dated as of July 1, 1995 in the principal amount of $4,413,277.78, and Monthly Revolving Term Note, dated as of August 1, 1995 in the principal amount of $5,318,850.00 (each a "Monthly August '95 Revolving Term Note");

	    WHEREAS, ECC and Mortgagee have heretofore entered into that certain Amendment No. 1 to the August '95 Credit Agreement, dated as of February 14, 1996, whereby the Mortgagee increased the amount available under the Uncommitted Loan to $30,000,000;

	    WHEREAS, ECC and Mortgagee have entered into as of the date hereof a certain Master Purchase Agreement whereby the entire indebtedness evidenced by the Master August '95 Revolving Note, each Monthly Revolving Term Notes and $10,000,000 of the amount outstanding under the Master Uncommitted Loan Note was exchanged by Mortgagee for shares of Series H Convertible Preferred Stock
of ECC.  Immediately following the  exchange approximately $           remained
outstanding under the August '95 Credit Agreement;

	    WHEREAS, ECC and Mortgagee have entered into as of the date hereof that certain Third Amended and Restated Credit Agreement (the "April '96 Credit Agreement"), whereby Mortgagee and ECC have agreed to amend and restate the August '95 Credit Agreement in its entirety. Pursuant to the terms of the April '96 Credit Agreement (i) Mortgagee agreed to increase the maximum amount available under the August '95 Revolving Loan to $65,000,000, (ii) the Master August '95 Revolving Note shall be replaced by a certain Master Revolving Note, dated April 16, 1996 (the "Master April '96 Revolving Note"), in the principal amount of $65,000,000, and each Monthly August '95 Revolving Term Note shall be replaced by certain Monthly Revolving Term Notes to be delivered by ECC to Mortgagee pursuant to the terms of the April '96 Credit Agreement (the "Monthly April '96 Revolving Term Notes") and (iii) ECC and Mortgagee have agreed to eliminate the $30,000,000 Uncommitted Loan facility;

	    WHEREAS, the Mortgage now secures, among other things, the repayment of all indebtedness and any other sums due or to become due under the terms of the Amended and Restated Loan Agreement, the March '95 Credit Agreement, the August '95 Credit Agreement, the Subsidiary Guaranty and the Security Documents (as such terms are defined in the Mortgage), the Master Note and each of the Monthly Term Notes, the Master March '95 Revolving Notes, each of the Monthly March '95 Revolving Term Notes, the Master August '95 Revolving Notes, each of the Monthly August '95 Revolving Term Notes and all Obligations and Indebtedness (as such terms are defined in the August '95 Credit Agreement), arising or becoming due under the August '95 Credit Agreement;

	    WHEREAS,  Mortgagor and Mortgagee now desire to additionally secure
(i) all Obligations and Indebtedness (as such terms are defined in the April '96 Credit Agreement) arising or becoming due under the April '96 Credit Agreement, (ii) the Master April '96 Revolving Note, and (iii) each Monthly April '96 Revolving Term Note; and

	    WHEREAS, the Mortgage presently encumbers certain Real Estate (as defined in the Mortgage) owned by Mortgagor located in Brevard and Broward Counties, Florida (collectively, the "Properties"), which are described on Exhibit A attached hereto and made a part hereof.

	    NOW, THEREFORE, in consideration of the sum of one ($1.00) dollar in hand paid by Mortgagee to Mortgagor and other good and valuable consideration paid by Mortgagor to Mortgagee, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual covenants and agreements set forth herein, Mortgagor and Mortgagee hereby agree as follows:

	    1. All references in the Mortgage to the "Renewal Term Note" shall mean and refer to the Fifth Amended and Restated Revolving Note, the Master Note, the Monthly Term Notes, the Master March '95 Revolving Note, each Monthly March '95 Revolving Term Note, the Master August '95 Revolving Note, each Monthly August '95 Revolving Term Note, the Master Uncommitted Loan Note,+
Monthly  April  '96  Revolving  Term  Note  and  all   subsequent   amendments,
modifications, extensions and renewals thereof. All references to the Amended and Restated Loan Agreement shall mean and refer to the Amended and Restated Loan Agreement, the Uncommitted Loan Agreement, the March '95 Credit Agreement, the August '95 Credit Agreement, the April '96 Credit Agreement and all subsequent amendments, modifications, extensions and renewals thereof.

	    2. Mortgagor and Mortgagee hereby confirm that the Mortgage secures:




		  (a) repayment of all principal and payment of all interest, prepayment premiums, if any, other charges arising under or evidenced by the Fifth Amended and Restated Revolving Note, the Master Note, the Monthly Term Notes, the Master March '95 Revolving Note, each Monthly March '95 Revolving Term Note, the Master August '95 Revolving Note, each Monthly August '95 Revolving Term Note, the Master Uncommitted Loan Note, the Monthly Uncommitted Loan Notes, the Master April '96 Revolving Note, each Monthly April '96 Revolving Term Note, the terms of which are hereby made part of the Mortgage, and all other sums due or to become due under said Notes, and any renewals, extensions, modifications, amendments or restatements thereof, and the payment of all sums payable under the Mortgage as modified by this Agreement, the Amended and Restated Loan Agreement, the Uncommitted Loan Agreement, the March '95 Credit Agreement, the August '95 Credit Agreement, the April '96 Credit Agreement, the Subsidiary Guaranty or the Security Documents (the foregoing together with all other amounts secured hereby as otherwise set forth herein being hereinafter collectively referred to as the "Indebtedness") (including any and all additional advances made by Mortgagee pursuant to the provisions of the Mortgage, the Security Agreement, the Amended and Restated Loan Agreement, the Uncommitted Loan Agreement, the March '95 Credit Agreement, the August '95 Credit Agreement, the April '96 Credit Agreement or the Security Documents (1) to protect or preserve the Mortgaged Property or the lien and security interests of the Mortgage and the Security Documents on or in the Mortgaged Property or (2) for taxes, assessments or insurance premiums); provided, however, that in no event shall the Mortgage secure an amount of the Indebtedness exceeding $4,000,000 and it is agreed that Mortgagee shall have the right to select any portion of the Indebtedness in an amount not to exceed $4,000,000 to be secured by the Mortgage, and that such selection may be made at any time; and

		  (b)   the   performance  and  observance  of  all  covenants,
agreements, conditions, obligations or liabilities of Mortgagor under or pursuant to the Mortgage and the performance of the Obligations.

	    3. With respect to the Master April '96 Revolving Note and each Monthly April '96 Revolving Term Note, Mortgagor and Mortgagee hereby confirm that the Mortgage is given to secure not only the amount advanced on the date hereof, but also such future advances, if any, up to a total indebtedness of $65,000,000, with respect to the Master April '96 Revolving Note and the Monthly April '96 Revolving Term Notes, as may be made within twenty (20) years from the date hereof, plus interest thereon, and any disbursements made by the Mortgagee for the payment of taxes, insurance or other liens on the property encumbered by the Mortgage, with interest on such disbursements, which advances shall be secured hereby to the same extent as if such future advances were made this date. The total amount of Indebtedness secured hereby may increase or decrease from time to time. The provisions of this paragraph shall not be construed to imply any obligation on Mortgagee to make any future advances, it being the intention of the parties that any future advances shall be solely at the discretion and option of the Mortgagee, subject to the terms of the April '96 Credit Agreement. Any reference to the Master April '96 Revolving Note and the Monthly April '96 Revolving Term Notes in the Mortgage shall be construed to reference any future advances made pursuant to this paragraph.

	    4. Except as specifically modified hereby, all of the terms, covenants and conditions contained in the Mortgage are hereby ratified and confirmed in all respects and shall remain in full force and effect.





	    5. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Mortgage.

	    6. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument has no counterclaims, defenses or offsets to(i) the April'96 Agreement, the August '95 Credit Agreement, the March '95 Credit Agreement, the Uncommitted Loan Agreement, the Amended and Restated Loan Agreement or the Second Amended and Restated Loan Agreement or (ii) the Mortgage, as modified by this Agreement.


NC108082.3




	    IN  WITNESS  WHEREOF,  the  parties  hereto   have   executed  this
instrument as of the date first above written.

Signed, Sealed and                 ENCORE COMPUTER U.S., INC.
delivered in the
presence of:

WITNESS:                           By:
				      Name:
				      Title:
Name:


							   (corp. seal)
Name:
				   GOULD ELECTRONICS INC.


				   By:
				      Name:
				      Title:
Name:


							   (corp. seal)
Name:


NC108082.3














STATE OF FLORIDA        )
			)     ss.:
COUNTY OF BROWARD       )


      The foregoing instrument was acknowledged before me this ______ day of April, 1996 by ROBERT P. WATSON, as President of Encore Computer U.S., Inc., a Delaware corporation, on behalf of the corporation. He ___ (a) is personally known to me, or ___ (b) has produced _______________________ as identification and did/did not take an oath.


			      _____________________________________
			      Notary Public - State of ____________
			      Name:________________________________
					  (Print Name)

							    (Seal)
My commission expires:


NC108082.3




STATE OF OHIO     )
		  )     ss.:
COUNTY OF LAKE    )


      The foregoing instrument was acknowledged before me this ______ day of April, 1996 by MICHAEL C. VEYSEY, as Senior Vice President, General Counsel and Secretary of Gould Electronics Inc., an Ohio corporation, on behalf of the corporation. He ___ (a) is personally known to me, or ___ (b) has produced ___________________ as identification and did/did not take an oath.


			      _____________________________________
			      Notary Public - State of ____________
			      Name:________________________________
					  (Print Name)

							    (Seal)
My commission expires:


NC108082.3





THIS INSTRUMENT PREPARED BY:

ROGERS & WELLS
200 PARK AVENUE
NEW YORK, NEW YORK  10166
ATT'N: CRAIG M. LIEBERMAN, ESQ.



	    SEVENTH MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT
				    BETWEEN
			  ENCORE COMPUTER U.S., INC.,
				   Mortgagor
				      AND
			    GOULD ELECTRONICS INC.,
				   Mortgagee
			 Dated: as of April 16, 1996


			    BREVARD COUNTY, FLORIDA

			     NOTES TO TAX EXAMINER

	      THIS SEVENTH MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT (THIS "AGREEMENT") MODIFIES THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS MODIFIED BY THAT CERTAIN MORTGAGE MODIFICATION AGREEMENT, RECORDED IN OFFICIAL RECORDS BOOK 3107, PAGE 2896 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS FURTHER MODIFIED AND SPREAD BY THAT CERTAIN MORTGAGE MODIFICATION AND SPREADER AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 3130, PAGE 1566 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 18445, PAGE 368 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, AS FURTHER MODIFIED BY THAT CERTAIN THIRD MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT,